                                  VOTING AGREEMENT


       THIS AGREEMENT is made as of the 6th day of November, 1998, by and among Finisar Corporation, a California corporation (the "Company), Frank Levinson and Jerry Rawls (each, a "Founder" and collectively, the "Founders") and each of the persons named in the Schedule of Purchasers (the "Purchasers") attached to the Securities Purchase Agreement (the "Purchase Agreement"), dated November 6, 1998, by and among the Company, the Founders and the Purchasers.

       WHEREAS, the Purchasers are purchasing up to an aggregate of 12,100,000 shares of Series A Convertible Preferred Stock pursuant to the Purchase Agreement;

       WHEREAS, in order to induce the Purchasers to consummate their purchase of the Series A Convertible Preferred Stock, the parties have agreed to execute this Voting Agreement pursuant to the terms and conditions set forth below; and

       WHEREAS, the Amended and Restated Articles of Incorporation of the Company (the "Amended and Restated Articles") provide that at each annual or special election of the Company's directors, the holders of the then outstanding shares of Series A Convertible Preferred Stock voting together as a single class, shall be entitled to elect one (1) director and that at each annual or special election of the Company's directors, the holders of the then outstanding shares of Common Stock, voting together as a single class, shall be entitled to elect all remaining directors;

       NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

       1. AGREEMENT TO VOTE. Each of the Purchasers and the Founders, as holders of Series A Convertible Preferred Stock, and Common Stock, respectively, agrees to vote all securities owned by him or it, or act by written consent of shareholders, as the case may be, in accordance with, the provisions of this Agreement.

       2. BOARD SIZE. Each of the Purchasers and the Founders agree to vote their securities to ensure that the size of the Company's Board of Directors shall be set at not more than seven (7) directors; provided, however, that such Board size may be increased or decreased pursuant to an amendment of this Agreement in accordance with Section 7 hereof.

       3. ELECTION OF SERIES A PREFERRED STOCK DIRECTORS. Each of the Purchasers and the Founders agree to vote their securities as follows:

              (a) To elect (and against the removal of, except for cause) one (1) and only one (1) designee of TA Associates or one of its affiliates (the "TA Associates Designee") so long as any Series A Convertible Preferred Stock remains outstanding. Any vacancy occurring because of the death, resignation or removal of the TA Associate Designee shall be filled according to this sub-paragraph 3(a).

              (b) The initial TA Associates Designee pursuant to this Section 3 shall be Mike Child.

       4. ELECTION OF COMMON STOCK DIRECTORS. Each of the Purchasers agree to vote their Series A Preferred Stock in proportion and for the same candidates that is voted by a majority of the outstanding shares of Common Stock.

       5.     SUCCESSORS IN INTEREST.

              (a) The provisions of this Agreement shall be binding upon the successors in interest to any of the shares of Series A Convertible Preferred Stock and Common Stock. The Company shall not permit the transfer of any of such securities on its books or issue new certificates representing any of such securities unless and until each person to whom such securities are to be transferred shall have executed a written agreement, substantially in the form of this Agreement, pursuant to which such person becomes a party to this Agreement, and agrees to be bound by all the provisions hereof as if such person was a party hereunder.

              (b) Each certificate representing any of such securities shall bear a legend reading as follows:

              THE SHARES EVIDENCED HEREBY ARE SUBJECT TO THE TERMS OF A VOTING AGREEMENT (A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE FROM THE ISSUER), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH VOTING AGREEMENT.

       6. TERMINATION. This Agreement shall terminate on the date on which no shares of the Series A Convertible Preferred Stock remains outstanding.

       7. AMENDMENTS AND WAIVERS. Any term hereof may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (a) the Company, (b) the Purchasers, or their assigns, holding not less than a majority of the Series A Convertible Preferred Stock then outstanding purchased pursuant to the Purchase Agreement and (c) the Founders. Any amendment or waiver so effected shall be binding upon the Company, all parties hereto, any assignee of any such party, and any other shareholder of the Company subject to the terms of this Agreement, whether or not such party, assignee, or other shareholder entered into or approved such amendment or waiver.

       8. STOCK SPLITS, STOCK DIVIDENDS, ETC. In the event of any stock split, stock dividend, recapitalization, reorganization, or the like, any securities issued with respect to the Series A Convertible Preferred Stock shall become "Series A Convertible Preferred Stock" for purposes of this Agreement and shall be endorsed with the legend set forth in Section 5(b) hereof.

       9. ENFORCEABILITY/SEVERABILITY. The parties hereto agree that each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If any provision of this Agreement shall nevertheless be held to be prohibited by or invalid under applicable law,
(a) such provision shall be effective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, and (b) the parties shall, to the extent permissible by applicable law, amend this Agreement, or enter into a voting agreement under which the Series A Convertible Preferred Stock shall be transferred, so as to make effective and enforceable the intent of this Agreement.

       10. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to contracts among California residents entered into and to be performed entirely within California.

       11. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       12. SUCCESSORS AND ASSIGNS. The provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year herein above first written.


                                         FINISAR CORPORATION


                                         By: /s/ Jerry Rawls
                                            ------------------------------------
                                                Jerry Rawls


                                         FOUNDERS:

                                          /s/ Frank Levinson
                                         ---------------------------------------
                                         Frank Levinson


                                          /s/ Jerry Rawls
                                         ---------------------------------------
                                         Jerry Rawls

                       SIGNATURE PAGE TO VOTING AGREEMENT

 PURCHASERS:

 TA INVESTORS LLC
 By:    TA Associates Inc.
        its Manager

        /s/ Michael Child
        -----------------------------------
        Michael Child
        Managing Director


 ADVENT ATLANTIC AND PACIFIC III L.P.
 By:    TA Associates AAP III Partners
        its General Partner
 By:    TA Associates Inc.
        its General Partner

         /s/ Michael Child
        -----------------------------------
        Michael Child
        Managing Director


 TA/ADVENT VIII L.P.
 By:    TA Associates VIII LLC
        its General Partner
 By:    TA Associates Inc.
        its Manager

        /s/ Michael Child
        -----------------------------------
        Michael Child
        Managing Director


 TA EXECUTIVES FUND LLC
 By:    TA Associates Inc.
        its Manager

        /s/ Michael Child
        -----------------------------------
        Michael Child
        Managing Director

                       SIGNATURE PAGE TO VOTING AGREEMENT

 SUMMIT VENTURES V, L.P.
 By:    Summit Partners V, L.P.
        its General Partner
 By:    Summit Partners, LLC
        its General Partner

/s/ Walter G. Kortschak
-------------------------------------------
        Member
 Name: Walter G. Kortshak
      -------------------------------------


 SUMMIT V COMPANION FUND, L.P.
 By:    Summit Partners V, L.P.
        its General Partner
 By:    Summit Partners, LLC
        its General Partner

/s/ Walter G. Kortschak
-------------------------------------------
        Member
 Name: Walter G. Kortschak
      -------------------------------------


 SUMMIT V ADVISORS FUND, L.P.
 By:    Summit Partners, LLC
        its General Partner

/s/ Walter G. Kortschak
-------------------------------------------
        Member
 Name: Walter G. Kortschak
      -------------------------------------


 SUMMIT V ADVISORS FUND (QP), L.P.
 By:    Summit Partners, LLC
        its General Partner

/s/ Walter G. Kortschak
-------------------------------------------
        Member
 Name: Walter G. Kortschak
      -------------------------------------

                       SIGNATURE PAGE TO VOTING AGREEMENT

 SUMMIT INVESTORS III, L.P.

/s/ Walter G. Kortschak
-------------------------------------------
        General Partner
 Name: Walter G. Kortschak
      -------------------------------------


 WS INVESTMENT CO. 98-B

/s/ Blair W. Stewart, Jr.
-------------------------------------------
        Blair W. Stewart, Jr.


 PICKARD FAMILY TRUST

/s/ W. Jeffers Pickard
-------------------------------------------
        W. Jeffers Pickard
        Trustee


 STANFORD UNIVERSITY

/s/ Carol Gilmer
-------------------------------------------
        Carol Gilmer


 UNIVERSAL TECHNOLOGY, INC.

/s/ John Gallant
-------------------------------------------
        John Gallant
        President

                       SIGNATURE PAGE TO VOTING AGREEMENT

 JOHN GALLANT


/s/ John Gallant
-------------------------------------------
        John Gallant

 ROBERT CURTIN


/s/ Robert Curtin
-------------------------------------------
        Robert Curtin

 MICHAEL MAICHEN


/s/ Michael Maichen
-------------------------------------------
        Michael Maichen

 STEPHEN DICHIARA


/s/ Stephen Dichiara
-------------------------------------------
        Stephen Dichiara